John Hancock Life Insurance Company (U.S.A.) Attachment A

Broker/Dealer

1 Financial Marketplace Securities, LLC
1st Discount Brokerage, Inc.
1st Global Capital Corp.
1st Worldwide Financial Partners, LLC
3 Mark Equities, Inc.
Abacus Investments, Inc.
Abshier Webb Donnelly & Baker, Inc.
Access Financial Group, Inc.
Access Investments, Inc.
ACE Diversified Capital, Inc.
Advanced Advisor Group, LLC
Adviser Dealer Services, Inc.
Advisory Group Equity Services Ltd.
Aegis Capital Corp.
Aegis Investments, Inc.
AFA Financial Group, LLC
Affinity Investment Services, LLC
AHT Financial Group, Ltd.
Alamo Capital
Alaska Capital Management Corporation
Alerus Securities Corporation
Alexander Investment Services Co.
Allegheny Investments, Ltd.
Allegiance Capital, LLC
Allegiant Securities L.L.C.
Allen & Company of Florida, Inc.
Allen, Mooney & Barnes Brokerage Services, LLC
Alliance Advisory & Securities, Inc.
Alliance Affiliated Equities Corporation
Allied Asset Management, Inc.
Allstate Financial Services, LLC
Alternative Wealth Strategies, Inc.
Amcore Investment Services, Inc
Amegy Investments, Inc.
American Classic Securities, Inc.
American Equity Investment Corporation
American Financial Associates, Inc.
American Heritage Securities, Inc.
American Independent Securities Group, LLC
American Investors Company
American Investors Group, Inc.
American Municipal Securities, Inc.
American Network Securities Corp.
American Portfolios Financial Services, Inc.
American Securities Group
American Wealth Management, Inc.
Ameriprise Advisor Services, Inc.

Ameriprise Financial Services, Inc.
Ameritas Investment Corp
AmTrust Investment Services, Inc.
Amvest Securities, Incorporated
Ancora Securities, Inc.
Anderson & Strudwick, Incorporated
Andrew Garrett Inc.
AON Benfield Securities, Inc.
Apple Tree Investments, Inc.
Arete Wealth Management, LLC
Arlington Securities, Incorporated
Arma Financial Services, Inc.
Arque Capital, Ltd.
Arrowhead Investment Center, LLC
Arvest Asset Management
Ashton Young, Inc.
Askar Corp.
Assist Investment Management Company, Inc.
Associated Financial Services, Inc.
Associated Investment Services, Inc.
Associated Securities Corp.
Atlantic Coast Securities Corporation
Aura Financial Services, Inc.
Ausdal Financial Partners, Inc.
Avalon Investment & Securities Group Inc.
Aventura Securities, LLC
Avisen Securities, Inc.
Avondale Partners, LLC
AXA Advisors, LLC
Ayre Investments, Inc.
A&F Financial Securities, Inc.
Baker Tilly Capital, LLC
Ballew Investments, Inc.
BancorpSouth Investment Services, Inc.
BancWest Investment Services, Inc.
Bankers & Investors Co.
Bankoh Investment Services, Inc.
Bay Colony Securities Co., Inc.
Bay Mutual Financial, LLC
BB&T Investment Services, Inc.
BCG Securities, Inc.
Beaconsfield Financial Services, Inc.
Beard Financial Services, Inc.
Becker & Suffern, Ltd.
Bedminster Financial Group, Limited
Beneficial Investment Services, Inc.
Benefit Funding Services, LLC
Benjamin F. Edwards & Company, Inc.
Bentley-Lawrence Securities, Inc.
Bernard Herold & Co., Inc.
Berthel Fisher & Company Financial Services, Inc.
BestVest Investments, Ltd.

BFT Financial Group, LLC
BG Worldwide Securities, Inc.
BHK Securities, LLC
Bill Few Securities, Inc.
Birchtree Financial Services, Inc.
Birkelbach Investment Securities, Inc.
Black Oak Securities, Inc.
Blakeslee And Blakeslee Inc.
BMA Securities
Bodell Overcash Anderson & Co., Inc.
Boenning & Scattergood, Inc.
Bosc, Inc.
BPU Investment Management Inc.
Brandon Investments, Inc.
Brandt, Kelly & Simmons Securities LLC
Brazos Securities, Inc.
Brecek & Young Advisors, Inc.
Brewer Financial Services, LLC
Brighton Securities Corp.
Bristol Financial Services, Inc.
Broker Dealer Financial Services Corp.
Brokers International Financial Services, LLC
brokersXpress LLC
Brookstone Securities, Inc.
Brown Advisory Securities, LLC
Brown Associates, Inc.
Buckman, Buckman & Reid, Inc.
Bull & Bear Brokerage Services, Inc.
Burnham Securities Inc.
Buttonwood Partners, Inc.
B. C. Ziegler And Company
B.B. Graham & Company, Inc.
Cadaret, Grant & Co., Inc.
Callaway Financial Services, Inc.
Calton & Associates, Inc.
Cambridge Investment Research, Inc.
Cambridge Legacy Securities L.L.C.
Camden Financial Services
Cammack LaRhette Brokerage, Inc.
Cantella & Co., Inc.
Canterbury Consulting Incorporated
Cape Securities, Inc.
CapFinancial Partners, LLC
Capital Analysts, Incorporated
Capital Brokerage Corporation
Capital City Securities, LLC
Capital Financial Services, Inc.
Capital Growth Resources
Capital Guardian, LLC
Capital Investment Brokerage, Inc.
Capital Investment Group, Inc.
Capital Management Securities, Inc.

Capital One Investment Services LLC
Capital Portfolio Management, Inc.
Capital Securities Investment Corporation
Capital West Securities, Inc.
CapitalQuest Securities, Inc.
Capitol Securities Management, Inc.
Capstone Investments
CapWest Securities, Inc.
Cardinal Investments, Inc.
Carey, Thomas, Hoover, & Breault, Inc.
Carl P. Sherr & Co., LLC
Carolinas Investment Consulting LLC
Carter, Terry & Company, Inc.
Carty & Company, Inc.
Cary Street Partners LLC
Cascade Financial Management, Inc.
Cascade Investment Group, Inc.
Catholic Financial Services Corporation
CBIZ Financial Solutions, Inc.
CCF Investments, Inc.
CCO Investment Services Corp.
Cedar Creek Securities, Inc.
Centara Capital Securities, Inc.
Centaurus Financial, Inc.
Centennial Securities Company, LLC
Center Street Securities, Inc.
Century Securities Associates, Inc.
Ceros Financial Services, Inc.
CFD Investments, Inc.
CG Brokerage L.L.C.
Chapin, Davis
Chase Investment Services Corp.
Chauner Securities, Inc.
Chelsea Financial Services
Chevy Chase Financial Services
Chicago Investment Group, LLC
Choice Investments, Inc.
Christopher Weil & Company, Inc.
Chrysalis Capital Group LLC
CIG Securities
Citigroup Global Markets Inc.
City Securities Corporation
Clark Dodge & Co., Inc.
Clark Securities, Inc.
Clary Investment and Insurance Planning Corp.
Cleary Gull Inc.
CMP Equities, Inc.
CMS Investment Resources, Inc.
Coastal Equities, Inc.
Coburn & Meredith, Inc.
Coker & Palmer, Inc.
Colonial Brokerage, Inc.

Colony Park Financial Services LLC.
Comerica Securities, Inc.
Commerce Brokerage Services, Inc.
Commonwealth Financial Group, Inc.
Commonwealth Financial Network
Community Bankers Securities, LLC
Community Investment Services, Inc.
Compak Securities, Inc.
Compass Brokerage, Inc.
Compass Securities Corporation
Comprehensive Asset Management and Servicing, Inc.
Conover Securities
Conservative Financial Services, Inc.
Consolidated Financial Investments, Inc.
Constellation Wealth Advisors LLC
Continental Investors Services, Inc.
Cooper Malone McClain, Inc.
Coordinated Capital Securities, Inc.
Core Pacific Securities USA LLC
Cornerstone Institutional Investors, Inc.
Correll Co. Investment Services Corp.
Cost Containment Services, Inc.
Country Club Financial Services, Inc.
Courtlandt Securities Corporation
CP Capital Securities
CPI Capital
CPS Financial & Insurance Services, Inc.
Cresap Inc.
Crews & Associates, Inc.
Crowell, Weedon & Co.
Crown Capital Securities, L.P.
CS Capital Strategies Financial Group, Inc.
CUE Financial Group, Inc.
Cullen Investment Group, Ltd.
Cullum & Burks Securities, Inc.
Cumberland Brokerage Corporation
CUNA Brokerage Services, Inc.
Curbstone Financial Management Corporation
Curren & Company
Curtis Securities, LLC
CUSO Financial Services, L.P.
Cutter & Company, Inc.
CW Securities, LLC
C. G. Menk & Associates, Inc.
C.K. Cooper & Company, Inc.
Dale K. Ehrhart, Inc.
Dalton Strategic Investment Services Inc.
DAS Financial Services, Inc.
Dautrich, Seiler Financial Services, Inc.
Davenport & Company LLC
David A. Noyes & Company
David M. Polen Securities, LLC

Davinci Capital Management Inc.
Dawson James Securities, Inc.
DC Evans and Company, LLC
Delta Equity Services Corporation
Delta Trust Investments, Inc.
Dempsey Financial Network, Inc.
Dempsey Lord Smith, LLC
Despain Financial Corporation
Detwiler, Mitchell, Fenton & Graves, Inc.
Deutsche Bank Securities Inc.
DeWaay Financial Network, LLC
DFP Equities, Inc.
Direct Capital Securities, Inc.
Diversified Global Capital Group, Inc.
Diversified Resources, LLC
Diversified Securities, Incorporated
Dolphin Securities, Inc.
Domestic Financial Services, Inc.
Dominick & Dominick LLC
Dominion Investor Services, Inc.
Don Alexander Investments, Inc.
Donegal Securities, Inc.
Dorsey & Company, Inc.
Dougherty & Company LLC
Duncan-Williams, Inc.
D.A. Davidson & Co.
D.B. Frank Investments, Inc.
D.H. Hill Securities LLP
E-W Investments, Inc.
Eagle Equities, Inc.
Eagle One Investments, LLC
ECM Securities Corp.
Economy Securities, Incorporated
EDI Financial, Inc.
Edward Jones
Edwin C. Blitz Investments, Inc.
EK Riley Investments, LLC
Elish & Elish Inc.
Elite Securities, Inc.
Elliott Davis Brokerage Services, LLC
Eltekon Securities, LLC
Emerging Growth Equities, Ltd.
Emerson Equity LLC
Emmett A Larkin Company, Inc.
Empire Securities Corporation
Ensemble Financial Services, Inc.
Equinox Securities, Inc.
Equitable Advisors, Inc.
Equitas America, LLC
Equity Services, Inc.
Essex Financial Services, Inc.
Essex National Securities, Inc.

Essex Securities LLC
Evolve Securities, Inc.
Excalibur Financial Group, Inc.
Executive Services Securities, Inc.
Exprss Securities, Inc.
Fairport Capital, Inc.
Family Investors Company
Farmers Financial Solutions, LLC
FAS Corp.
FB Equity Sales Corporation of Michigan
FBT Investments, Inc.
Feltl & Company
Fenwick Securities, Inc.
Fifth Third Securities, Inc.
Finance 500, Inc.
Financial Advisers of America, LLC
Financial Consultant Group, LLC
Financial Network Investment Corporation
Financial Paradigms, Inc.
Financial Planning Consultants, Inc.
Financial Security Management, Incorporated
Financial Telesis Inc
Financial West Group
Fintegra, LLC
First Allied Securities, Inc.
First American Capital and Trading Corporation
First Asset Financial Inc.
First Bankers’ Banc Securities, Inc
First Brokerage America, L.L.C.
First Capital Equities, Ltd.
First Citizens Financial Plus, Inc.
First Citizens Investor Services, Inc.
First Citizens Securities Corporation
First Dallas Securities Incorporated
First Financial Equity Corporation
First Financial Securities Of America, Inc.
First Heartland Capital, Inc.
First Independent Financial Services, Inc.
First Kentucky Securities Corporation
First Legacy Securities, LLC
First Lincoln Investments, Inc.
First Midwest Securities, Inc.
First Research Financial
First Southwest Company
First Tennessee Brokerage, Inc.
First Western Advisors
First Western Securities, Inc.
Florida Investment Advisers
FMN Capital Corporation
FMSbonds, Inc.
FNB Brokerage Services, Inc.
FNBB Capital Markets, LLC

Folger Nolan Fleming Douglas Incorporated
Foothill Securities, Inc.
Foresight Investments, LLC
Foresters Equity Services, Inc.
Fortune Financial Services, Inc.
Fortune Securities, Inc.
Founders Financial Securities, LLC
Fourth Street Financial Group, Inc.
FPCM Securities, LLC
Freedom Investors Corp.
Frost Brokerage Services, Inc.
FSC Securities Corporation
FSIC
Fulcrum Securities, Inc.
G - W Brokerage Group, Inc.
G & W Equity Sales, Inc.
Galt Financial Group, Inc.
Garden State Securities, Inc.
Gardner Financial Services, Inc.
Gateway Investment Services, Inc.
GBS Financial Corp.
GDC Securities, LLC
Geneos Wealth Management, Inc.
General Securities Corp
Genworth Financial Securities Corporation
Gerwin Group, Inc.
GFA Securities, LLC
Girard Partners, Ltd.
Girard Securities, Inc.
Glen Eagle Advisors LLC
Global Brokerage Services, Inc.
Globalink Securities, Inc.
GLP Investment Services, LLC
Goelzer Investment Management
Gold Coast Securities, Inc.
Goodwin Browning & Luna Securities, Inc.
Googins & Anton, Inc.
Gradient Securities, LLC
Grant Williams L.P.
GRB Financial, LLC
Great American Advisors, Inc.
Great American Investors, Inc.
Great Circle Financial
Greenberg Financial Group
Greenbrier Diversified, Inc.
Gregory J. Schwartz & Co., Inc.
Gregory, Zent & Swanson, Inc.
GunnAllen Financial, Inc
GWN Securities Inc.
G. A. Repple & Company
G.F. Investment Services, LLC
G.L.S. & Associates, Inc.

Haas Financial Products, Inc.
Hahn Securities, Inc.
Halbert, Hargrove & Co.
Hancock Investment Services, Inc.
Hancock Securities Group, LLC
Hanson McClain Retirement Network, LLC
Hantz Financial Services, Inc.
Harbor Financial Services, LLC
Harbour Investments, Inc.
Harger & Company, Inc.
Harold Dance Investments
Harris Investor Services, Inc.
Harrison Douglas, Inc.
Harvest Capital LLC
Harvest Financial Corporation
Hazard & Siegel, Inc.
Hazlett, Burt & Watson, Inc.
HBW Securities LLC
Heartland Investment Associates, Inc.
Hefren-Tillotson, Inc.
Heim, Young & Associates, Incorporated
Henley & Company LLC
Herbert J. Sims & Co. Inc.
Heritage Financial Systems, Inc.
Herndon Plant Oakley, Ltd.
Highland Financial, Ltd
HighTower Securities, LLC
Hollencrest Securities, LLC
Holloway & Associates, Inc.
Horan Securities, Inc.
Hornor, Townsend & Kent, Inc.
Horwitz & Associates, Inc.
Howe Barnes Hoefer & Arnett, Inc.
HRC Investment Services, Inc.
HSBC Securities (USA) Inc.
Huckin Financial Group, Inc.
Hudson Heritage Capital Management, Inc.
Hunter Associates, Inc.
Huntleigh Securities Corporation
H. Beck, Inc.
H. C. Denison Co.
H.D. Brent & Company, Inc.
H.D. Vest Investment Services
IBC Investments
IBN Financial Services, Inc.
ICBA Financial Services Corporation
IMS Securities, Inc.
Independence Capital Co. Inc.
Independent Financial Group, LLC
Indiana Merchant Banking and Brokerage Co., Inc.
Indiana Securities, LLC
Infinex Investments, Inc.

Infinity Securities, Inc.
ING Financial Advisers, LLC
ING Financial Partners, Inc.
Inlet Securities, LLC
Institutional Capital Management, Inc.
Institutional Securities Corporation
Integrated Trading And Investments, Inc.
Integrity Brokerage Services, Inc.
Intercarolina Financial Services, Inc.
Intercontinental Asset Management Group, LTD.
Interlink Securities Corp.
Intermountain Financial Services, Inc.
International Assets Advisory, LLC
International Financial Solutions, Inc.
International Money Management Group, Inc.
Interpacific Investors Services, Inc.
Intervest International Equities Corporation
Inverness Securities, LLC
Invest Financial Corporation
Investacorp, Inc.
Investment Architects, Inc.
Investment Centers of America, Inc.
Investment Network, Inc.
Investment Planners, Inc.
Investment Professionals, Inc.
Investment Security Corporation
Investors Capital Corp.
Investors Security Company, Inc.
ISG Equity Sales Corporation
J K R & Company, Inc.
Jack V. Butterfield Investment Company
Jackson, Grant & Company
Jacques Financial, LLC
James C. Butterfield Inc.
James I. Black & Company
James T. Borello & Co.
Janney Montgomery Scott LLC
JBS Liberty Securities, Inc.
JDL Securities Corporation
Jesup & Lamont Securities Corp
John James Investments, Ltd.
Johnson Securities, Inc.
Johnston, Lemon & Co. Incorporated
JRL Capital Corporation
JTA Securities Management, Inc. dba Titan Securities
JVB Financial Group, LLC
J. Alden Associates, Inc.
J. K. Financial Services, Inc.
J.J.B. Hilliard, W.L. Lyons, Inc.
J.P. Turner & Company, L.L.C.
J.W. Cole Financial, Inc.
Kaiser and Company

Kalos Capital, Inc.
KCD Financial, Inc.
Kercheville & Company, Inc.
Key Investment Services LLC
Kingsbridge Capital Corp.
KMS Financial Services, Inc.
Kovack Securities Inc.
KRD Brokerage, LLC
KW Securities Corporation
K. W. Chambers & Co.
L & M Financial Services
Labrunerie Financial Services, Inc.
Landaas & Company
Landmark Investment Group, Inc.
Landolt Securities, Inc.
Langdon Shaw Securities, Inc.
Lara, Shull & May, LLC
Larimer Capital Corporation
LarsonAllen Financial, LLC
LaSalle St Securities, L.L.C.
Lauver & Company, Inc.
Leerink Swann LLC
Legacy Asset Securities, Inc.
Legend Equities Corporation
Legend Securities, Inc.
Leigh Baldwin & Co., LLC
Leonard & Company
Leumi Investment Services Inc.
Lewis Financial Group, L.C.
Lexington Investment Company, Inc.
Liberty Capital Investment Corporation
Liberty Group, LLC
Liberty Partners Financial Services, LLC
Lieblong & Associates, Inc.
Lifemark Securities Corp.
Lighthouse Capital Corporation
Lighthouse Securities, LTD.
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
Lincoln Investment Planning, Inc.
Lockton Financial Advisors, LLC
Lombard Securities Incorporated
Long Island Financial Group, Inc.
Longview Financial Group, Inc.
Loria Financial Group, LLC
Lowell & Company, Inc.
LPL Financial Corporation
Lucien, Stirling & Gray Financial Corporation
L.M. Kohn & Company
L.O. Thomas & Co. Inc.
M Holdings Securities, Inc.
Mack Investment Securities, Inc.

Madison Avenue Securities, Inc.
MAFG RIA Services, Inc.
Magner Securities, LLC
Main Street Securities, LLC
Manarin Securities Corporation
Maplewood Investment Advisors, Inc.
Marquis Financial Services, Inc.
Mason Securities, Inc.
May Capital Group, L.L.C.
MBM Securities, Inc.
McAdams Wright Ragen, Inc.
McClurg Capital Corporation
McDonald Investments Inc.
McGinn, Smith & Co., Inc.
McKim Capital, Inc.
MCL Financial Group, Inc.
McNally Financial Services Corporation
Means Investment Co., Inc.
Medallion Investment Services, Inc.
Mellon Securities LLC
Mercer Allied Company, L.P.
Meridian United Capital LLC
Meridien Financial Group, Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Merrimac Corporate Securities, Inc.
Mesirow Financial, Inc.
Metlife Securities Inc.
Meyers Associates, L.P.
MHA Financial Corp
MICG Investment Management, LLC
Michigan Securities, Inc.
Mid-Atlantic Securities, Inc.
Mid Atlantic Capital Corporation
MidAmerica Financial Services, Inc.
Midsouth Capital, Inc.
Midwest Financial and Investment Services, Inc.
Midwestern Securities Trading Company, LLC
Milestone Investments, Inc.
Milkie/Ferguson Investments, Inc.
Mitre Group, LLC
MMC Securities Corp.
MML Investors Services, Inc.
Moloney Securities Co., Inc.
Money Concepts Capital Corp
Money Consultants Services, Inc.
Money Management Advisory, Inc.
Montecito Advisors, Inc.
Moors & Cabot, Inc.
Morgan Keegan & Company, Inc.
Morgan Stanley & Co., Incorporated
Morris Group, Inc.
Moss Adams Securities & Insurance LLC

MTL Equity Products, Inc.
Multi-Financial Securities Corporation
Mutual of Omaha Investor Services, Inc.
Mutual Securities, Inc.
Mutual Service Corporation
Mutual Trust Co. of America Securities
MWA Financial Services Inc.
M&I Financial Advisors, Inc.
M&T Securities, Inc.
Natcity Investments, Inc.
National Planning Corporation
National Securities Corporation
Nations Financial Group, Inc.
Nationwide Planning Associates Inc.
Nationwide Securities, LLC
Navy Federal Brokerage Services, LLC
NBC Securities, Inc.
NDX Trading, Inc.
Neidiger, Tucker, Bruner, Inc.
Nelnet Capital LLC
Nelson Ivest Brokerage Services, Inc.
Nelson Securities, Inc.
Network 1 Financial Securities Inc.
New England Securities
New Horizons Asset Management Group, LLC
NewAlliance Investments, Inc.
Newbridge Securities Corporation
Newport Coast Securities
Newport Group Securities, Inc.
Nexity Financial Services, Inc.
Next Financial Group, Inc.
NFP Securities, Inc.
NGC Financial, LLC
Ni Advisors
NIA Securities, L.L.C.
Nicol Investors Corporation
Noesis Capital Corp.
Nollenberger Capital Partners Inc.
North Ridge Securities Corp.
North Star Investment Services, Inc.
Northeast Securities, Inc.
Northern Lights Distributors, LLC
Northland Securities, Inc.
NorthStar Financial Partners, Inc.
Northwestern Mutual Investment Services, LLC
NPA Financial Services, Inc.
NPB Financial Group, LLC
NRP Financial, Inc.
Nutmeg Securities, Ltd.
NYLife Securities LLC
Oak Tree Securities, Inc.
Obsidian Financial Group, LLC

OFG Financial Services, Inc.
Oftring & Company, Inc.
Ogilvie Security Advisors Corporation
Ohanesian / Lecours, Inc.
Okoboji Financial Services, Inc.
Omega Securities, Inc.
Omni Brokerage, Inc.
Omni Financial Securities, Inc.
Omnivest, Inc.
OneAmerica Securities, Inc.
Online Brokerage Services, Inc.
Oppenheimer & Co. Inc.
Pacific Financial Associates, Inc.
Pacific West Securities, Inc.
Packerland Brokerage Services, Inc.
Painter, Smith and Gorian Inc.
Papalia Securities, Inc.
Pariter Securities, LLC
Park Avenue Securities LLC
Parsonex Securities, Inc.
Partnervest Securities, Inc.
Paulson Investment Company, Inc.
Peachtree Capital Corporation
Peak Securities Corporation
Pelion Securities Corporation
Penates Group, Inc.
Penn Plaza Brokerage, Ltd.
Pentegra Distributors, Inc.
People’s Securities, Inc.
Perkins, Smart & Boyd, Inc.
Perrin, Holden and Davenport Capital Corp.
Perryman Securities, Inc.
Phoenix Equity Planning Corporation
Pinnacle Equity Management, Inc.
Pinnacle Financial Group, LLC
PlanMember Securities Corporation
Planned Investment Co., Inc.
PMB Securities Corp.
PMK Securities & Research, Inc.
PNC Investments, LLC
Pointe Capital, Inc.
Portfolio Advisors Alliance, Inc.
Portfolio Resources Group, Inc.
Portfolio Trading, LLC.
PPA Investments, Inc.
PPC Equities Inc.
Preferred Client Group, Inc.
Presidential Brokerage, Inc.
Prim Securities, Incorporated
Prime Capital Services, Inc.
PrimeSolutions Securities, Inc.
Primevest Financial Services, Inc.

Principle Advisors, Inc.
Princor Financial Services Corporation
Private Asset Advisors
Private Asset Group, Inc.
Private Client Services, LLC
ProEquities, Inc.
Professional Asset Management, Inc.
Profinancial, Inc.
Prospera Financial Services, Inc.
Protected Investors of America
Pruco Securities Corporation
PSA Equities, Inc.
PTS Brokerage, LLC
Puplava Securities, Inc.
Purshe Kaplan Sterling Investments
PWA Securities, Inc.
P.J. Robb Variable Corporation
QA3 Financial Corp.
Queens Road Securities, LLC
Quest Capital Strategies, Inc.
Quest Securities, Inc.
Questar Capital Corporation
RA Bench Securities, Inc.
Rampart Financial Services, Inc.
Raymond James Financial Services, Inc.
Raymond James & Associates, Inc.
RBC Capital Markets Corporation
RDM Investment Services, Inc.
Red Capital Markets, Inc.
Regal Securities, Inc.
Regency Securities, Inc.
Register Financial Associates, Inc.
Resource Horizons Group LLC
Retirement Capital Group Securities, Inc.
Rhodes Securities, Inc.
Rice Pontes Capital, Inc.
Richey Financial Group, Inc.
Richfield Orion International, Inc.
Riedl First Securities Company of Kansas
Riverstone Wealth Management, Inc.
RMIN Securities, Inc.
RMJB, Inc.
RNR Securities, L.L.C.
Robert W. Baird & Co. Incorporated
Rockwell Global Capital, LLC
Rogan & Associates, Inc.
Rothman Securities, Inc.
Rothschild Investment Corporation
Royal Alliance Associates, Inc.
Royal Securities Company
Rydex Distributors, Inc.
R. Seelaus & Co., Inc.

R.M. Stark & Co., Inc.
R.T. Jones Capital Equities, Inc.
Safeguard Securities, Inc.
SagePoint Financial, Inc.
Sage, Rutty & Co., Inc.
Sammons Securities Company, LLC
San Francisco Securities, Inc.
Sanders Morris Harris Inc
Sandgrain Securities, Inc.
Saunders Retirement Advisors, Inc.
Saxony Securities, Inc.
SCF Securities, Inc.
Scott T. Taylor
Scott & Stringfellow, Inc.
Scottsdale Capital Advisors Corp
Securian Financial Services, Inc.
Securities America, Inc.
Securities Equity Group
Securities Network LLC
Securities Service Network, Inc.
Securities & Investment Planning Co.
SEI Investments Distribution Co.
Selkirk Investments, Inc.
Sentinel Securities, Inc.
Shareholders Service Group, Inc.
Shepard & Vrbanac Securities, Inc.
Shields & Company
Shin Han Global Securities
SICOR Securities Inc
Sigma Financial Corporation
Signal Securities, Inc.
Signator Investors, Inc.
Signature Securities Group Corporation
SII Investments, Inc.
Silver Oak Securities, Incorporated
Sisung Securities Corporation
SKA Securities, Inc.
Slavic Investment Corporation
Sloan Securities Corp.
Smith Hayes Financial Services Corporation
Smith, Brown & Groover, Inc.
Smith, Moore & Co.
SNC Capital Management Corp.
Sorrento Pacific Financial, LLC
Source Capital Group, Inc.
Southeast Investments N.C. Inc.
Southern Trust Securities, Inc.
Southwest Securities, Inc.
Spectrum Capital, Inc.
Spire Securities, LLC
Stanley Laman Group Securities, LLC
Stephens Inc.

Sterling Enterprises Group, Inc.
Sterling Monroe Securities, LLC
Stern Brothers & Co.
Sterne Agee Financial Services, Inc.
Sterne, Agee & Leach, Inc.
Steven L. Falk & Associates Inc.
Stifel, Nicolaus & Company, Incorporated
Stockcross Financial Services
Stone & Youngberg LLC
Stonehurst Securities, Inc.
Stonnington Group, LLC
Strongtower Financial, Inc.
St. Bernard Financial Services, Inc.
Success Trade Securities Inc.
Summit Brokerage Services, Inc.
Summit Equities, Inc.
SummitAlliance Securities L.L.C.
Sunbelt Securities, Inc.
Sunset Financial Services, Inc.
Sunstreet Securities, LLC
SunTrust Capital Markets, Inc.
Suntrust Investment Services, Inc.
Superior Financial Services,Inc.
SWBC Investment Services, LLC
SWS Financial Services
Sycamore Financial Group
Symetra Investment Services, Inc.
Symphonic Securities LLC
Syndicated Capital, Inc.
Synergy Investment Group, LLC
Synovus Securities, Inc.
S.G. Long & Company
S.L. Reed & Company
Tandem Securities, Inc.
Taylor Securities, Inc.
TD Ameritrade
TD Wealth Management Services, Inc.
Teckmeyer Financial Services, L.L.C.
Telemus Investment Brokers, LLC
TFS Securities, Inc.
The Enterprise Securities Company
The Garbacz Group Inc
The GMS Group, LLC
The Huntington Investment Company
The Investment Center, Inc.
The Investment Counsel Company of Nevada
The Leaders Group, Inc.
The New PenFacs Inc.
The Oak Ridge Financial Services Group, Inc.
The O.N. Equity Sales Company
The Strategic Financial Alliance, Inc.
The Tavenner Company

Thomas McDonald Partners, LLC
Thomas Weisel Partners LLC
ThomasLloyd Capital LLC.
Thompson Davis & Co., Inc.
Thornes & Associates, Inc. Investment Securities
Thoroughbred Financial Services, LLC
Thrasher & Company, Inc.
Thrivent Investment Management Inc.
Thurston, Springer, Miller, Herd & Titak, Inc.
TIAA-CREF & Institutional Services, LLC
TimeCapital Securities Corporation
Torrey Pines Securities, Inc.
Tower Square Securities, Inc.
Trade-PMR Inc.
Trading Services Group, Inc.
Transam Securities, Inc.
Transamerica Financial Advisors, Inc. (new)
Triad Advisors, Inc.
Triangle Securities, LLC
Tricor Financial, LLC
Trinity Wealth Securities, L.L.C.
Triune Capital Advisors, LLC
Trubee, Collins & Co., Inc.
True North Financial Services, Inc.
TrueNorth Securities, Inc.
Trustcore Investments, Inc.
Trustmont Financial Group, Inc.
T.S. Phillips Investments, Inc.
UBS Financial Services Inc.
UMB Financial Services, Inc.
Umpqua Investments, Inc.
Unified Financial Securities, Inc.
Union Capital Company
UnionBanc Investment Services, LLC
United Brokerage Services, Inc.
United Equity Securities, LLC
United Planners’ Financial Services of America A Limited Partnership
Univest Investments, Inc.
USA Advanced Planners Inc.
USA Financial Securities Corporation
USI Securities, Inc.
Uvest Financial Services Group, Inc.
UW Investment Services
U.S. Bancorp Investments, Inc.
U.S. Brokerage, Inc.
VALIC Financial Advisors, Inc.
Valley Forge Asset Management Corp.
Valley National Investments, Inc.
Valmark Securities, Inc.
Valor Financial Securities, LLC
Vanderbilt Securities, LLC
Vanguard Capital

Variable Investment Advisors, Inc.
Veritrust Financial, LLC
Verity Investments, Inc.
Vestech Securities, Inc.
VFIC Securities, Inc.
VFinance Investments, Inc
Vision Brokerage Services, LLC
Vision Investment Services, Inc.
Visun Securities Corporation
Vorpahl Wing Securities
VSR Financial Services, Inc.
W R Rice Financial Services, Inc.
Wachovia Insurance Services Broker Dealer, Inc.
Waddell & Reed, Inc.
Wall and Company Securities, Inc.
Wall Street Financial Group, Inc.
Wall Street Money Center Corp.
WallStreet*E Financial Services, Inc.
Walnut Street Securities, Inc.
Warner Group, Inc.
Washington Securities Corporation
Wasserman & Associates, Inc.
Waterford Investor Services, Inc.
Waterstone Financial Group, Inc.
Waveland Capital Partners, LLC
Wayne Hummer Investments L.L.C.
WBB Securities, LLC
Wedbush Morgan Securities Inc.
Wedgewood Partners, Inc.
Weiss Capital Securities, Inc.
Weitzel Financial Services, Inc.
Weller, Anderson & Co., Ltd.
Wells Fargo Advisors Financial Network, LLC
Wells Fargo Advisors, LLC
Wells Fargo Insurance Services Investment Advisors, Inc.
Wells Fargo Investments, LLC
Wesbanco Securities, Inc.
Wescom Financial Services LLC
Westbourne Investments, Inc.
Western Equity Group, Inc.
Western International Securities, Inc.
Western Strategic Advisors, LLC
Westminster Financial Securities, Inc.
Weston Securities Corporation
Westport Capital Markets, LLC
Westport Financial Services, LLC
Westport Resources Investment Services, Inc.
WFG Investments, Inc.
WFP Securities
White Mountain Capital, LLC
White Pacific Securities, Inc.
Whitehall-Parker Securities, Inc.

Wilbanks Securities, Inc.
Wiley Bros.-Aintree Capital, LLC
Wilmington Brokerage Services Company
Winebrenner Capital Partners, LLC
Winslow, Evans & Crocker, Inc.
WJ Lynch Investor Services LLC
Wolf Financial Management, LLC
Wood (Arthur W.) Company, Inc.
Woodbury Financial Services, Inc.
Woodlands Securities Corporation
Woodstock Financial Group, Inc.
Workman Securities Corporation
World Capital Brokerage, Inc.
World Choice Securities, Inc.
World Equity Group, Inc.
World Group Securities, Inc.
World Trend Financial Planning Services, Ltd.
Worth Financial Group, Inc.
WRP Investments, Inc.
Wunderlich Securities, Inc.
WWK Investments, Inc.
W.H. Colson Securities, Inc.
W.R. Taylor & Company, LLC
Young, Stovall and Company
Zions Direct, Inc.
Ziv Investment Company